UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2021

OSMOTICA PHARMACEUTICALS PLC

Commission File Number: 001-38709

Ireland (State or other jurisdiction of incorporation)	Not Applicable (IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ (Address of principal executive offices)	08807 (Zip Code)

(908) 809-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares	OSMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On September 8, 2021, Osmotica Pharmaceuticals plc (the “Company”) entered into a sales agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor”) under which the Company may offer and sell its ordinary shares having aggregate sales proceeds of up to $75.0 million from time to time through Cantor as its sales agent. Sales of the Company’s ordinary shares through Cantor, if any, will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including, without limitation, sales made directly on the Nasdaq Global Select Market or any other existing trading market for the Company’s ordinary shares. Cantor will use commercially reasonable efforts to sell the Company’s ordinary shares from time to time, based upon instructions from the Company (including any price, time or size limits or other parameters or conditions the Company may impose). The Company will pay Cantor a commission of 3.0% of the gross sales proceeds of any ordinary shares sold through Cantor under the Sales Agreement. The Company has also provided Cantor with customary indemnification rights.

The Company is not obligated to make any sales of ordinary shares under the Sales Agreement. The offering of the Company’s ordinary shares pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all ordinary shares subject to the Sales Agreement or (ii) termination of the Sales Agreement in accordance with its terms.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The ordinary shares are being offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 containing a base prospectus (Registration Statement No. 333-236193) (the “Registration Statement”) and a prospectus supplement dated September 8, 2021, each filed with the Securities and Exchange Commission.

A copy of the opinion of A&L Goodbody regarding the shares to be sold under the Sales Agreement is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description
1.1	Sales Agreement, dated as of September 8, 2021, by and between Osmotica Pharmaceuticals plc and Cantor Fitzgerald & Co.
5.1	Opinion of A&L Goodbody
23.1	Consent of A&L Goodbody (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 8, 2021	Osmotica Pharmaceuticals plc

		By:	/s/ Brian Markison
Brian Markison
Chief Executive Officer